EXHIBIT 99.1

Accrued Interest Date:                                 Collection Period Ending:
25-Mar-03                                                             31-Mar-03
Distribution Date:           BMW VEHICLE OWNER TRUST 2002-A           Period #
                             ------------------------------
25-Apr-03                                                                  11

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Balances
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                                                                              Initial        Period End
     Receivables                                                       $1,401,763,032      $895,462,171
     Reserve Account                                                      $14,017,630       $17,909,243
     Yield Supplement Overcollateralization                                $6,397,885        $4,170,995
     Class A-1 Notes                                                     $311,000,000                $0
     Class A-2 Notes                                                     $358,426,000      $165,352,029
     Class A-3 Notes                                                     $446,779,000      $446,779,000
     Class A-4 Notes                                                     $251,253,000      $251,253,000
     Class B Notes                                                        $27,907,000       $27,907,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $941,074,248
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $24,393,212
           Receipts of Pre-Paid Principal                                 $20,321,376
           Liquidation Proceeds                                              $469,180
           Principal Balance Allocable to Gross Charge-offs                  $428,308
        Total Receipts of Principal                                       $45,612,077

        Interest Distribution Amount
           Receipts of Interest                                            $4,504,571
           Servicer Advances                                                     $661
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $21,110
           Net Investment Earnings                                            $19,189
        Total Receipts of Interest                                         $4,545,530

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $49,729,298

     Ending Receivables Outstanding                                      $895,462,171

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance               $3,030,275
     Current Period Servicer Advance                                             $661
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                 $3,030,936

Collection Account
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     Deposits to Collection Account                                       $49,729,298
     Withdrawals from Collection Account
        Servicing Fees                                                       $784,229
        Class A Noteholder Interest Distribution                           $2,845,713
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $112,791
        Regular Principal Distribution                                    $45,427,643
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                   $558,924
     Total Distributions from Collection Account                          $49,729,298



                                  Page 1 of 3

Accrued Interest Date:                                 Collection Period Ending:
25-Mar-03                                                             31-Mar-03
Distribution Date:           BMW VEHICLE OWNER TRUST 2002-A           Period #
                             ------------------------------
25-Apr-03                                                                  11
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Excess Funds Released to the Depositor
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        Release from Reserve Account                                         $912,242
        Release from Collection Account                                      $558,924
     Total Excess Funds Released to the Depositor                          $1,471,165

Note Distribution Account
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     Amount Deposited from the Collection Account                         $48,386,146
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $48,386,146

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance   Per $1,000       Factor
     Class A-1 Notes                                                               $0                $0        $0.00        0.00%
     Class A-2 Notes                                                      $45,427,643      $165,352,029      $126.74       46.13%
     Class A-3 Notes                                                               $0      $446,779,000        $0.00      100.00%
     Class A-4 Notes                                                               $0      $251,253,000        $0.00      100.00%
     Class B Notes                                                                 $0       $27,907,000        $0.00      100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                         $497,089             $1.39
     Class A-3 Notes                                                       $1,414,800             $3.17
     Class A-4 Notes                                                         $933,824             $3.72
     Class B Notes                                                           $112,791             $4.04



Carryover Shortfalls
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                                                                Prior Period Carryover  Current Payment   Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0           $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0           $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0           $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0           $0
     Class B Interest Carryover Shortfall                                          $0                $0           $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       46,642            45,398
     Weighted Average Remaining Term                                            42.73             41.78
     Weighted Average Annual Percentage Rate                                    6.44%             6.43%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $829,540,180            92.64%
        1-29 days                                                         $53,375,013             5.96%
        30-59 days                                                         $9,705,626             1.08%
        60-89 days                                                         $1,561,314             0.17%
        90-119 days                                                          $456,337             0.05%
        120-149 days                                                         $823,701             0.09%
        Total                                                            $895,462,171           100.00%
        Delinquent Receivables +30 days past due                          $12,546,978             1.40%

Accrued Interest Date:                                 Collection Period Ending:
25-Mar-03                                                             31-Mar-03
Distribution Date:           BMW VEHICLE OWNER TRUST 2002-A           Period #
                             ------------------------------
25-Apr-03                                                                  11
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     Write-offs
        Gross Principal Write-Offs for Current Period                        $428,308
        Recoveries for Current Period                                         $21,110
        Net Write-Offs for Current Period                                    $407,199

        Cumulative Realized Losses                                         $2,332,343


     Repossessions                                                      Dollar Amount            Units
        Beginning Period Repossessed Receivables Balance                   $1,568,144               68
        Ending Period Repossessed Receivables Balance                      $1,611,090               70
        Principal Balance of 90+ Day Repossessed Vehicles                    $141,743                6



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $4,355,428
     Beginning Period Amount                                               $4,355,428
     Ending Period Required Amount                                         $4,170,995
     Current Period Release                                                  $184,433
     Ending Period Amount                                                  $4,170,995
     Next Distribution Date Required Amount                                $3,990,278

Reserve Account
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     Beginning Period Required Amount                                     $18,821,485
     Beginning Period Amount                                              $18,821,485
     Net Investment Earnings                                                  $19,189
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                     $912,242
     Ending Period Required Amount                                        $17,909,243
     Ending Period Amount                                                 $17,909,243

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